Exhibit 21.1

Amphenol Corporation

Listing of Subsidiaries as of December 31, 2020

State / Country of
Name of Subsidiary	Incorporation

All Sensors Corporation	California, U.S.A.
All Systems Broadband, Inc.	California, U.S.A.
American Conec Corporation	North Carolina, U.S.A.
Amphenol Adronics, Inc.	Delaware, U.S.A.
Amphenol Advanced Sensors Germany GmbH	Germany
Amphenol Advanced Sensors Puerto Rico, LLC	Puerto Rico
Amphenol-Air LB GmbH	Germany
Amphenol Air LB North America Inc.	Canada
Amphenol Air LB SAS	France
Amphenol Airwave (Haiyan) Communication Electronics Co., Ltd.	China
Amphenol Alden Products Company	Delaware, U.S.A.
Amphenol Alden Products Mexico, S.A. de C.V.	Mexico
Amphenol Antenna Solutions, Inc.	Illinois, U.S.A.
Amphenol Aorora Technology (Huizhou) Co., Ltd.	China
Amphenol AssembleTech (Xiamen) Co., Ltd.	China
Amphenol Australia Pty Ltd	Australia
Amphenol Automotive Connection Systems (Changzhou) Co., Ltd.	China
Amphenol Automotive Technology d.o.o. Trstenik	Serbia
Amphenol Bar-Tec, LTD	Israel
Amphenol Benelux B.V.	Netherlands
Amphenol-Borg Limited	U.K.
Amphenol-Borg Pension Trustees Limited	U.K.
Amphenol Borisch Technologies, Inc.	Delaware, U.S.A.
Amphenol Cables On Demand Corp.	Delaware, U.S.A.
Amphenol Canada Acquisition Corporation	Canada
Amphenol Canada Corp.	Canada
Amphenol (Changzhou) Advanced Connector Co., Ltd.	China
Amphenol (Changzhou) Connector Systems Co., Ltd.	China
Amphenol (Changzhou) Electronics Co., Ltd.	China
Amphenol CNT (Xian) Technology Co., Ltd.	China
Amphenol Comercial, S.A., de C.V.	Mexico
Amphenol Commercial and Industrial UK, Limited	U.K.
Amphenol Commercial Interconnect Korea Co., Ltd.	South Korea
Amphenol Commercial Products (Chengdu) Co. Ltd.	China
Amphenol Connexus AB	Sweden
Amphenol ConneXus Ou	Estonia
Amphenol Custom Cable, Inc.	Florida, U.S.A.
Amphenol-Daeshin Electronics and Precision Co. Ltd	South Korea
Amphenol DC Electronics, Inc.	California, U.S.A.
Amphenol East Asia Electronic Technology (Shenzhen) Co. Ltd.	China
Amphenol East Asia Limited	Hong Kong
Amphenol EEC, Inc.	Illinois, U.S.A.
Amphenol FCI Asia Pte. Ltd.	Singapore
Amphenol FCI Besancon SA	France
Amphenol FCI Connectors Singapore Pte. Ltd.	Singapore
Amphenol Fiber Optic Technology (Shenzhen) Co., Ltd.	China
Amphenol Finland Oy	Finland
Amphenol France Acquisition SAS	France
Amphenol France SAS	France
Amphenol Germany GmbH	Germany
Amphenol Gesellschaft m.b.H.	Austria
Amphenol Goldstar Electronic Systems (Baicheng) Co. Ltd.	China
Amphenol Goldstar Electronic Systems (Yulin) Co., Ltd.	China

State / Country of
Name of Subsidiary	Incorporation

Amphenol Holding UK, Limited	U.K.
Amphenol Indemnity Inc.	Connecticut, U.S.A.
Amphenol Intercon Systems, Inc.	Delaware, U.S.A.
Amphenol Interconnect India Private Limited	India
Amphenol Interconnect Products Corporation	Delaware, U.S.A.
Amphenol Interconnect South Africa (Proprietary) Limited	South Africa
Amphenol International Ltd.	Delaware, U.S.A.
Amphenol Invotec Limited	U.K.
Amphenol Italia S.r.l.	Italy
Amphenol Japan Ltd.	Japan
Amphenol JET (Haiyan) Interconnect Technology Co., Ltd.	China
Amphenol-Kai Jack (Shenzhen) Inc.	China
Amphenol Kopek Electronics Hardware (Shenzhen) Co., Ltd.	China
Amphenol Kopek Holdings Company Limited	Hong Kong
Amphenol Kopek Trading Company Limited	Hong Kong
Amphenol Limited	U.K.
Amphenol LTW Technology Co., Ltd.	Taiwan
Amphenol Malaysia Sdn. Bhd.	Malaysia
Amphenol (Maryland), Inc.	Maryland, U.S.A.
Amphenol MCP Korea Limited	South Korea
Amphenol Middle East Enterprises FZE	U.A.E.
Amphenol Mobile Connector Solutions (Changzhou) Co., Ltd.	China
Amphenol Nelson Dunn Technologies, Inc.	California, U.S.A.
Amphenol Netherlands Holdings 1 B.V.	Netherlands
Amphenol Netherlands Holdings 2 B.V.	Netherlands
Amphenol (Ningde) Electronics Co., Ltd	China
Amphenol Omniconnect India Private Limited	India
Amphenol Optimize Manufacturing Co.	Arizona, U.S.A.
Amphenol Optimize Mexico S.A. de C.V.	Mexico
Amphenol PCD, Inc.	Delaware, U.S.A.
Amphenol PCD (Shenzhen) Co., Ltd.	China
Amphenol Phitek Limited	New Zealand
Amphenol Phoenix (Anji) Telecom Parts Co., Ltd.	China
Amphenol Printed Circuits, Inc.	Delaware, U.S.A.
Amphenol Procom, Inc.	Delaware, U.S.A.
Amphenol Provens SAS	France
Amphenol (Qujing) Technology Co., Ltd.	China
Amphenol RF Asia Limited	Hong Kong
Amphenol Sensing Korea Company Limited	South Korea
Amphenol Shouh Min Industry (Shenzhen) Co., Ltd.	China
Amphenol Sincere Industrial Product Gyarto. Kft	Hungary
Amphenol Singapore Pte. Ltd.	Singapore
Amphenol Socapex SAS	France
Amphenol Sunpool (Liaoning) Automotive Electronics Co., Ltd.	China
Amphenol T&M Antennas, Inc.	Delaware, U.S.A.
Amphenol Taiwan Corporation	Taiwan
Amphenol TCS de Mexico S.A. de C.V.	Mexico
Amphenol TCS Ireland Limited	Ireland
Amphenol TCS (Malaysia) Sdn. Bhd.	Malaysia
Amphenol Technical Products International Co.	Canada
Amphenol Technologies Holding GmbH	Germany
Amphenol Technology Macedonia Dooel Kocani	Macedonia
Amphenol Technology (Shenzhen) Co., Ltd.	China
Amphenol Technology Vietnam Co., Ltd.	Vietnam
Amphenol Technology (Zhuhai) Co., Ltd.	China
Amphenol Tecvox LLC	Delaware, U.S.A.
Amphenol Tel-Ad Ltd.	Israel

State / Country of
Name of Subsidiary	Incorporation

Amphenol-TFC (Changzhou) Communication Equipment Co., Ltd.	China
Amphenol TFC do Brasil Ltda.	Brazil
Amphenol TFC Fios e Cabos do Brasil Ltda.	Brazil
Amphenol TFC MDE Participacoes Ltda.	Brazil
Amphenol Thermometrics, Inc.	Pennsylvania, U.S.A.
Amphenol Thermometrics (UK) Limited	U.K.
Amphenol (Tianjin) Electronics Co., Ltd.	China
Amphenol Times Microwave Electronics (Shanghai) Limited	China
Amphenol-Tuchel Electronics GmbH	Germany
Amphenol Tuchel Industrial GmbH	Germany
Amphenol Tunisia LLC	Tunisia
Amphenol Turkey Teknoloji Limited Sirketi	Turkey
Amphenol USHoldco Inc.	Delaware, U.S.A.
Amphenol (Xiamen) High Speed Cable Co., Ltd.	China
Anytek Electronic Technology (Shenzhen) Co. Ltd	China
Anytek International Co. Ltd.	Mauritius
Anytek International (Shanghai) Co. Ltd.	China
Anytek Technology Corporation Ltd	Taiwan
ARCAS Automotive Group (Luxco 1) S.a.r.l.	Luxembourg
Ardent Concepts, Inc.	New Hampshire, U.S.A.
Asia Connector Services, Ltd.	Delaware, U.S.A.
Auxel FTG India Pvt Ltd.	India
Auxel FTG Shanghai Co., Ltd.	China
Auxel S.A.S.	France
Berg (UK) Ltd.	U.K.
Bernd Richter GmbH	Germany
Bernd Richter U.S.A., Inc.	Minnesota, U.S.A.
C&S Antennas, Inc.	Delaware, U.S.A.
Cablescan B.V.	Netherlands
Cablescan Limited	U.K.
Casco Automotive Singapore Pte., Ltd.	Singapore
Casco Automotive (Suzhou) Co., Ltd.	China
Casco Automotive Tunisia S.a.r.l.	Tunisia
Casco do Brasil Ltda.	Brazil
Casco Holdings Co. Limited	Hong Kong
Casco Holdings GmbH	Germany
Casco Imos Italia S.r.l.	Italy
Casco Logistics GmbH	Germany
Casco Products Corporation	Delaware, U.S.A.
Casco Schoeller GmbH	Germany
Cemm-Mex, S.A. de C.V.	Mexico
Cemm Thome Corp.	Delaware, U.S.A.
Cemm Thome SK, spol s.r.o.	Slovakia
Changzhou Amphenol Fuyang Communication Equipment Co., Ltd.	China
Charles Industries, LLC	Illinois, U.S.A.
Conec Corporation	Canada
Conec Elektronische Bauelemente GmbH	Germany
Conec Polska Sp. z.o.o.	Poland
Conec s.r.o.	Czech Republic
Conec Shanghai International Co., Ltd.	China
Conec UK Limited	U.K.
Contactserve (Proprietary) Limited	South Africa
CTI Industries Inc.	Canada
East Asia Connector Services, Ltd.	China
ED Products Ltd.	Canada
Edwin Deutgen Kunstofftechnik GmbH	Germany
Ehrlich Werkzeug- und Geratebau GmbH	Germany

State / Country of
Name of Subsidiary	Incorporation

Exa Thermometrics India Private Limited	India
FCI Connectors Canada, Inc.	Canada
FCI Connectors Dongguan Ltd	China
FCI Connectors Hong Kong Limited	Hong Kong
FCI Connectors Korea Ltd.	South Korea
FCI Connectors Malaysia Sdn Bhd	Malaysia
FCI Connectors (Shanghai) Ltd.	China
FCI Connectors Sweden A.B.	Sweden
FCI Connectors UK Limited	U.K.
FCI Deutschland GmbH	Germany
FCI Electronics Hungary Kft	Hungary
FCI GBS India Private Limited	India
FCI Japan K.K.	Japan
FCI Nantong Ltd	China
FCI OEN Connectors Limited	India
FCI PRC Limited	Hong Kong
FCI’s-Hertogenbosch B.V.	Netherlands
FCI Taiwan Limited	Taiwan
FCI USA LLC	New York, U.S.A.
FEP Fahrzeugelektrik Pirna GmbH & Co. KG	Germany
FEP Fahrzeugelektrik Pirna Verwaltungs GmbH	Germany
Fiber Systems International, Inc.	Texas, U.S.A.
Filec Production SAS	France
Filec SAS	France
Filtec GmbH	Germany
Flexus Electronic Inc.	Canada
Flexus USA Inc.	New York, U.S.A.
Friedrich Gohringer Elektrotechnik GmbH	Germany
Genasco S.A. de C.V.	Mexico
General Assembly Corporation	Texas, U.S.A.
GIC & GJM Automotive Harnesses S.R.L.	Romania
GJM Components MX, S. de R.L. de C.V.	Mexico
GJM Components N.A., Inc.	Texas, U.S.A.
GJM Components S.R.L.	Romania
GJM S.A.	Spain
Guangzhou Amphenol Electronics Co., Ltd.	China
Guangzhou Amphenol Sincere Flex Circuits Co., Ltd.	China
Guangzhou FEP Automotive Electric Co., Ltd.	China
Hangzhou Amphenol JET Interconnect Technology Co., Ltd.	China
Hangzhou Amphenol Phoenix Hong Kong Company Limited	Hong Kong
Hangzhou Amphenol Phoenix Telecom Parts Co., Ltd.	China
Holland Electronics, LLC	California, U.S.A.
Intelligente Sensorsysteme Dresden GmbH	Germany
Ionix Aerospace Limited	U.K.
Ionix Holdings Limited	U.K.
Ionix Systems Limited	U.K.
Ionix Systems Ou	Estonia
Jaybeam Limited	U.K.
Jaybeam Wireless SAS	France
KE Elektronik GmbH	Germany
KE Ostrov-Elektrik s.r.o.	Czech Republic
KE Presov Elektrik, s.r.o.	Slovakia
KonneKtech, Ltd.	Delaware, U.S.A.
Kunshan Amphenol Zhengri Electronics Co., Ltd.	China
Lectric SARL	Tunisia
LTW Technology (Samoa) Co., Ltd.	Samoa
LTW Top Tech (Samoa) Co., Ltd.	Samoa

State / Country of
Name of Subsidiary	Incorporation

Martec Limited	U.K.
Mocorp Holding A/S	Denmark
Nantong Docharm Amphenol Automotive Electronics Co., Ltd.	China
Onanon Inc.	California, U.S.A.
PerLoga Personal und Logistik GmbH	Germany
Piezotech, LLC	Indiana, U.S.A.
Piher Sensors & Controls S.A.	Spain
Precision Cable Manufacturing Corporation de Mexico, S.A. de C.V.	Mexico
Procom A/S	Denmark
Procom Antennas AB	Sweden
Procom Deutschland GmbH	Germany
Procom France SARL	France
PT Casco SEA	Indonesia
Pyle-National Limited	U.K.
S.C.I. Palin	France
SGX Europe SP z.o.o.	Poland
SGX Sensortech China Holdco Limited	U.K.
SGX Sensortech China Limited	China
SGX Sensortech GmbH	Germany
SGX Sensortech (IS) Limited	U.K.
SGX Sensortech SA	Switzerland
Shanghai Amphenol Airwave Communication Electronics Co., Ltd.	China
Shanghai Amphenol Airwave Communication Electronics (Hong Kong) Limited	Hong Kong
Shanghai Tecvox Trading Co., Ltd.	China
Shenyang Amphenol Sunpool Automotive Electronics Co., Ltd.	China
Sine Systems Corporation	Delaware, U.S.A.
Skymasts Antennas Limited	U.K.
Societe d’Etudes et de Fabrications Electroniques et Electriques	France
Spectra Strip Limited	U.K.
SSI Technologies GmbH	Germany
SSI Technologies LLC	Wisconsin, U.S.A.
SSI Technologies s.r.o	Czech Republic
Staku Stanz und Kunstsoff Technik GmbH	Germany
Stemfi S.A.S.	France
SV Microwave, Inc.	Florida, U.S.A.
TCS Japan K.K.	Japan
Tecvox Europe S.r.l.	Italy
Telect de Mexico S. de R.L. de C.V.	Mexico
Telect, Inc.	Washington, U.S.A.
Telect Mfg., LLC	Washington, U.S.A.
TFC South America S.A.	Argentina
Thermometrics Mexico, S.A. de C.V.	Mexico
Tianjin Amphenol KAE Co., Ltd.	China
Times Fiber Canada Limited	Canada
Times Fiber Communications, Inc.	Delaware, U.S.A.
Times Microwave Systems, Inc.	Delaware, U.S.A.
Times Wire and Cable Company	Delaware, U.S.A.
U-Jin Cable Industry Co., Ltd.	South Korea
Xgiga Communication Technology Co., Ltd.	China
Zhongshan Feisaide Electromechanical Co., Ltd.	China